                                                                    EXHIBIT 10.1

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                        CONTINGENT VALUE RIGHTS AGREEMENT

                                     between

                      ECHOSTAR COMMUNICATIONS CORPORATION,

                                       and

                             VIVENDI UNIVERSAL, S.A.

                                   ----------

                                   Dated as of

                                January 22, 2002

                                   ----------



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                                TABLE OF CONTENTS

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                                                      ARTICLE I

                                                  TERMS OF THE CVRs

     SECTION 1.01.    Issuance and Delivery of the CVRs; Form of CVRs.............................................1
     SECTION 1.02.    Maturity Date; CVR Payment Calculation......................................................2
     SECTION 1.03.    Roll-Over of the CVRs Upon Consummation of the Merger; Change of Control
                         Transactions During the Protection Period................................................3
     SECTION 1.04.    CVRs Not Transferable.......................................................................5
     SECTION 1.05.    Early Termination of CVRs...................................................................5
     SECTION 1.06.    Antidilution................................................................................5
     SECTION 1.07.    Payment Terms...............................................................................6
     SECTION 1.08.    No Interest on CVR Payments.................................................................6
     SECTION 1.09.    Determination that No Payment is Due........................................................6


                                                     ARTICLE II

                                                      COVENANTS

     SECTION 2.01.    Payment of Amounts, if any, to Holders of CVRs..............................................6
     SECTION 2.02.    Reservation of Class A Common Shares........................................................6
     SECTION 2.03.    Antimanipulation............................................................................7
     SECTION 2.04.    Certain Notices.............................................................................8


                                                     ARTICLE III

                                REMEDIES OF THE HOLDERS OF CVRs ON EVENT OF DEFAULTS

     SECTION 3.01.    Event of Default Defined; Acceleration of Maturity..........................................8
     SECTION 3.02.    Remedies Cumulative; Delay or Omission Not Waiver of Default................................9


                                                     ARTICLE IV

                                        OTHER CHANGE OF CONTROL TRANSACTIONS

     SECTION 4.01.    Company May Merge, Etc.....................................................................10
     SECTION 4.02.    Successor Substituted......................................................................10
     SECTION 4.03.    Termination................................................................................10
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                                                      ARTICLE V

                                                 GENERAL PROVISIONS

     SECTION 5.01.    Notices....................................................................................11
     SECTION 5.02.    Interpretation; Exhibits and Schedules; Certain Definitions................................12
     SECTION 5.03.    Counterparts...............................................................................12
     SECTION 5.04.    Severability...............................................................................12
     SECTION 5.05.    Governing Law..............................................................................13
     SECTION 5.06.    Amendments and Waivers.....................................................................13
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                                      -ii-
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                                    CONTINGENT VALUE RIGHTS AGREEMENT (this
                           "Agreement") dated as of January 22, 2002, between
                           ECHOSTAR COMMUNICATIONS CORPORATION, a Nevada
                           corporation (the "Company"), and VIVENDI UNIVERSAL,
                           S.A., a societe anonyme organized under the laws of
                           France (the "Investor").

                  WHEREAS, pursuant to the Investment Agreement dated as of December 14, 2001 (the "Investment Agreement"), between the Company and the Investor, and as a condition to the willingness of the Investor to enter into the Investment Agreement, the Company has agreed to issue and deliver to the Investor, upon consummation of the transactions contemplated by the Investment Agreement, one contingent value right having the terms set forth in this Agreement (the "CVRs") for each share of Class A common stock, par value $0.01 per share, of the Company ("Class A Common Stock", which term shall include any class of capital stock of the Company into which the Class A Common Stock may be reclassified, converted or exchanged as contemplated by Section 1.06) issuable upon the conversion of shares of Series D mandatorily convertible participating preferred stock, par value $0.01 per share, of the Company (the "Preferred Stock") purchased by the Investor pursuant to the Investment Agreement;

                  WHEREAS the Company has duly authorized the creation and issue of the CVRs, and to provide therefor the Company has duly authorized the execution and delivery of this Agreement; and

                  WHEREAS, all things necessary have been done to make the CVRs the valid obligations of the Company and to make this Agreement a valid agreement of the Company, in each case in accordance with the terms of this Agreement.

                  NOW, THEREFORE, in consideration of the premises and the consummation of the transactions contemplated by this Agreement and the Investment Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                Terms of the CVRs

                  SECTION 1.01. Issuance and Delivery of the CVRs; Form of CVRs. Effective upon the consummation of the issuance, sale and delivery of the Preferred Stock to the Investor pursuant to the Investment Agreement, there shall be issued and delivered to the Investor pursuant to this Agreement, without any further action on the part of the Company or the Investor, that number of CVRs as is equal to the number of shares of Class A Common Stock into which the Preferred Stock is convertible as of the closing date of the purchase and sale pursuant to the Investment Agreement (the "Initial CVR Amount"). The CVRs shall be in uncertificated form and shall be evidenced by Schedule I hereto, and the number of CVRs initially indicated on Schedule I shall be equal to the Initial CVR Amount. The number of CVRs indicated on Schedule I as being outstanding and owned by the Investor or its wholly owned subsidiaries shall be adjusted from time to time (i) in accordance with Section 1.04, based on sales of Class A Common Stock by the Investor or its wholly owned subsidiaries and (ii) pursuant to the provisions of Section 1.06. The number of CVRs indicated on Schedule I shall be considered to be "held" by the Investor or its wholly owned subsidiary and "outstanding", notwithstanding the fact that the CVRs are in uncertificated form.

                  The Company acknowledges that pursuant to Section 7.01(a) of the Investment Agreement, the Investor has assigned the right to receive the CVRs to Financiere De Videocommunication, its indirect wholly owned subsidiary.

                  SECTION 1.02. Maturity Date; CVR Payment Calculation. The Company shall pay to the Investor on the date (the "Maturity Date") that is the earliest to occur of:

                  (i) 36 months following the consummation of the merger (the "Merger") provided for in Article I of the Agreement and Plan of Merger dated as of October 28, 2001, by and between the Company and Hughes Electronics Corporation, a Delaware corporation ("Hughes"), as amended as of the date of this Agreement (as it may be amended from time to time, the "Merger Agreement");

                  (ii) 30 months following the acquisition by the Company of all of Hughes's indirect equity interests in PanAmSat Corporation, a Delaware corporation ("PanAmSat"), pursuant to the terms of the Stock Purchase Agreement dated as of October 28, 2001, among the Company, Hughes, Hughes Communications Galaxy, Inc., Hughes Communications Satellite Services, Inc. and Hughes Communications, Inc. (as it may be amended from time to time, the "PanAmSat Stock Purchase Agreement"); or

                  (iii) 30 months following the termination of the Merger Agreement and the termination of the PanAmSat Stock Purchase Agreement (with (a) any termination of the PanAmSat Stock Purchase Agreement by the Company upon written notice to the other parties thereto in accordance with the terms thereof being deemed a termination thereof,
         (b) any termination of the PanAmSat Stock Purchase Agreement by mutual agreement of Hughes and the Company in accordance with the terms thereof being deemed a termination thereof and (c) any purported termination of the PanAmSat Stock Purchase Agreement by Hughes upon written notice to the Company in accordance with the terms thereof being deemed a termination thereof, unless as promptly as practicable after the Company's receipt of Hughes's notice purporting to terminate the PanAmSat Stock Purchase Agreement, the Company notifies Hughes in writing that it objects to such purported termination, in which case such purported termination shall not be deemed a termination of the PanAmSat Stock Purchase Agreement hereunder until the earliest to occur of (1) the date on which Company notifies Hughes in writing that the Company is no longer contesting such purported termination, (2) the date on which a court of competent jurisdiction issues a final, non-appealable order to the effect that Hughes's purported termination was in accordance with the terms of the PanAmSat Stock Purchase Agreement and (3) the date that is 30 months after the date of Hughes's written notice purporting to terminate the PanAmSat Stock Purchase Agreement)

(such 30- or 36-month period, as applicable, being referred to as the "Protection Period"), for each outstanding CVR held by the Investor and its wholly owned subsidiaries on the Maturity Date, the amount (payable as set forth in Section 1.07), if any, as determined by the Company, by which (x) the Reference Price (as defined below) exceeds (y) the Volume Weighted Average Price (as defined below) of Class A Common Stock for the 20 trading days ended five trading days prior to the Maturity Date (the "20-Day Average Price"); provided, however, that the maximum payment in respect of each CVR shall be (i) if on or prior to the Maturity Date, the Merger has been consummated, an amount equal to 15% of the Reference Price and (ii) if on the Maturity Date, the Merger has not been consummated, an amount equal to 35% of the Reference Price (such 15% amount or 35% amount, as applicable, the "Payment Cap"), and, upon the payment in full of any such amount, all of the CVRs then outstanding and this Agreement shall thereupon automatically terminate and become null and void without any further action on the part of any party hereto, and the holders thereof and the parties hereto shall have no further rights with respect thereto or hereto. Such determination by the Company absent manifest error shall be final and binding on the Company and the Investor. The term "Reference Price" shall mean $26.0395, which amount shall be subject to adjustment from time to time as set forth in
Section 1.06, and all references in this Agreement, whether or not expressly so stated, shall be to the Reference Price then in effect. The term "Volume Weighted Average Price" shall mean, with respect to the Class A Common Stock on any trading day, the volume weighted average price per share for the regular trading session (defined as 9:30 a.m. through 4:00 p.m., Eastern Time) during such trading day, as published by Bloomberg (or its successor corporation) on page "AQR" (or its successor page), or if not published by Bloomberg (or its successor corporation), on such national securities market or exchange upon which the volume weighted average price per share for the Class A Common Stock is reported for such trading day, or if the volume weighted average price per share for the Class A Common Stock is not reported on a national securities market or exchange for such trading day, as determined in good faith by the board of directors of the Company.

                  SECTION 1.03. Roll-Over of the CVRs Upon Consummation of the Merger; Change of Control Transactions During the Protection Period. (a) Roll-Over Upon Merger. Upon consummation of the Merger, this Agreement and the CVRs shall become obligations of the surviving corporation in the Merger (the "Surviving Corporation"), and at all times thereafter all references herein (i) to Class A Common Stock, shall be deemed to be references to the Class A common stock, par value $0.01 per share, of the Surviving Corporation into which each share of Class A Common Stock shall be converted at the effective time of the Merger and (ii) to the Company, shall be to the Surviving Corporation.

                  (b) Change of Control Transactions; Acceleration Election. If at any time during the Protection Period the Company proposes to enter into a Change of Control Transaction (as defined below), the Company shall, as soon as practicable following the first public disclosure of such Change of Control Transaction but in no event less than five business days prior to the consummation thereof (or such lesser period as the Company has knowledge of the proposed consummation), provide written notice to the Investor of its intention to enter into such Change of Control Transaction, which notice shall specify the date on which such Change of Control Transaction is expected to be consummated. If the Investor so elects by providing written notice (an "Acceleration Election") to the Company no more than two business days prior to the expected date of consummation of such Change of Control Transaction (as specified in the Company's notice to the Investor), the Company shall pay to the Investor on the date of consummation of such Change of Control Transaction (the "Change of Control Date"), for each outstanding CVR held by the Investor and its wholly owned subsidiaries on the Change of Control Date, the amount (payable as set forth in Section 1.07), if any, as determined by the Company, by which (x) the Reference Price exceeds (y) the 20-Day Average Price (with the 20-Day Average Price calculated as if the Change of Control Date were the Maturity Date), subject to the Payment Cap, and, upon the payment in full of any such amount, all of the CVRs then outstanding and this Agreement shall thereupon automatically terminate and become null and void without any further action on the part of any party hereto, and the holders thereof and the parties hereto shall have no further rights with respect thereto or hereto. Such determination by the Company absent manifest error shall be final and binding on the Company and the Investor. If the Investor does not make an Acceleration Election, the terms of
         Article IV shall, if applicable, apply by their terms to such Change of Control Transaction. The term "Change of Control Transaction" shall mean any merger, consolidation, tender offer, statutory share exchange or sale, lease or transfer of all or substantially all of the Company's assets or similar transaction or group of related transactions, in each case to which the Company is a party (or, in the case of a tender offer, in which capital stock of the Company is the subject security), the consummation of which results in a Change of Control (as defined below); provided that (a) neither the Merger nor any of the transactions provided for by the Merger Agreement or the other Transaction Agreements (as such term is defined in the Implementation Agreement dated as of October 28, 2001, among the Company, Hughes and General Motors Corporation, a Delaware corporation, as amended as of the date of this Agreement and as it may be amended from time to time), shall constitute a Change of Control Transaction; and (b) the consummation of the transactions contemplated by the PanAmSat Stock Purchase Agreement, including any issuance of shares of Class A Common Stock in connection therewith, shall not constitute a Change of Control Transaction. The term "Change of Control" shall mean (a) any transaction or series of related transactions (including a tender offer, merger or consolidation) the result of which is that holders of outstanding voting capital stock of the Company immediately prior to such transaction or series of related transactions hold, directly or indirectly, capital stock of the surviving person in such transaction or series of related transactions (or any ultimate parent thereof) representing less than 50% of the voting power in the election of members of the board of directors (or comparable governing body) of all outstanding capital stock of such surviving person (or such ultimate parent) immediately after such transaction or series of related transactions; or (b) the sale, lease or transfer of all or substantially all of the Company's assets to any "person" or "group", within the meaning of Section 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, other than to any subsidiary or subsidiaries of the Company.

                  SECTION 1.04. CVRs Not Transferable. The CVRs shall not be transferable other than from the Investor to a wholly owned subsidiary of the Investor or from a wholly owned subsidiary of the Investor to the Investor or another wholly owned subsidiary of the Investor. Upon the sale, transfer or other disposition by the Investor or a wholly owned subsidiary of the Investor (other than to the Investor or a wholly owned subsidiary of the Investor) of any shares of Class A Common Stock that were issued upon the conversion of shares of Preferred Stock or upon consummation of the Merger, that number of CVRs as is equal to the number of shares of Class A Common Stock so sold, transferred or otherwise disposed of shall thereupon automatically terminate and become null and void, and the Investor (or such wholly owned subsidiary) shall have no further rights with respect thereto.

                  SECTION 1.05. Early Termination of CVRs. If the Volume Weighted Average Price of the Class A Common Stock exceeds 120% of the Reference Price on each trading day for 90 consecutive calendar days (x) if the event the occurrence of which caused the Protection Period to commence was the consummation of the Merger in accordance with Section 1.02(i), at any time during the 30-month period beginning on the date that is six months after the date on which the Merger was consummated and ending on the Maturity Date and (y) if the commencement of the Protection Period was caused by the occurrence of the events listed in either Section 1.02(ii) or Section 1.02(iii), at any time during the Protection Period, in either such case all of the CVRs then outstanding and this Agreement shall thereupon automatically terminate and become null and void without any further action on the part of any party hereto, and the holders thereof and the parties hereto shall have no further rights with respect thereto or hereto.

                  SECTION 1.06. Antidilution. If the Company shall at any time (whether before or after consummation of the Merger) in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the number of outstanding shares of Class A Common Stock or effect a merger, consolidation, statutory share exchange or other similar transaction in which shares of Class A Common Stock are reclassified, converted into or exchanged for a different number of shares of Class A Common Stock or shares of capital stock of a different class, the number of outstanding CVRs shall thereupon automatically be similarly subdivided, combined or changed and the Reference Price shall thereupon automatically be appropriately adjusted (in the case of a merger, consolidation, statutory share exchange or other similar transaction, based on the relevant exchange ratio). Upon consummation of the Merger, the number of outstanding CVRs and the Reference Price will automatically be adjusted to reflect the exchange of Class A Common Stock for Class A Common Stock of the Surviving Corporation based on the following formulas:

                  (i) the number of CVRs shall be adjusted by multiplying the number of outstanding CVRs immediately prior to the consummation of the Merger by the Class A Exchange Ratio (as such term is defined in the Merger Agreement); and

                  (ii) the Reference Price shall be adjusted by dividing the Reference Price in effect immediately prior to the consummation of the Merger by the Class A Exchange Ratio (as such term is defined in the Merger Agreement).

                  SECTION 1.07. Payment Terms. Payments of any amounts in respect of the CVRs shall be made, in the Company's sole discretion, subject to
Section 2.02, (i) in cash by wire transfer of immediately available funds to a bank account designated in writing by the Investor, (ii) by the issuance and delivery to the Investor of the number of shares of Class A Common Stock obtained by dividing (x) the payment amount by (y) the product of (I) the 20-Day Average Price applicable to such payment and (II) 0.95 or (iii) in cash and shares of Class A Common Stock (with the number of shares of Class A Common Stock to be issued and delivered being determined by subtracting from the total payment amount the amount paid in cash and dividing that amount by the product of (I) the 20-Day Average Price applicable to such payment and (II) 0.95). No fractional shares of Class A Common Stock shall be issued to any holder of CVRs in respect of any payment made in the form of shares of Class A Common Stock. Instead of any fractional shares of Class A Common Stock that would otherwise be issuable to any such holder, the Company shall pay to such holder in respect of such fractional interest in an amount in cash equal to the product of (x) such fractional interest and (y) the 20-Day Average Price applicable to such payment.

                  SECTION 1.08. No Interest on CVR Payments. Other than in the case of interest on the Default Amount (as defined in Section 3.01) with respect to any CVR, which shall be calculated in accordance with Section 3.01, no interest shall accrue on any amounts payable with respect to the CVRs.

                  SECTION 1.09. Determination that No Payment is Due. If the Company determines that no amount is payable with respect to the CVRs to the holders thereof on the Maturity Date, the Change of Control Date (if an Acceleration Election shall have been made by the Investor with respect thereto) or the Default Payment Date (as defined in Section 3.01), as the case may be, the Company shall give written notice of such determination to the Investor. Upon making such determination, absent manifest error, the CVRs and this Agreement shall terminate and become null and void without any further action on the part of any party hereto, and the holders thereof and the parties hereto shall have no further rights with respect thereto or hereto. The failure to give such notice or any defect therein shall not affect the validity of such determination.

                                   ARTICLE II

                                    Covenants

                  SECTION 2.01. Payment of Amounts, if any, to Holders of CVRs. The Company will duly and punctually pay the amounts, if any, in the manner provided for in Section 1.07, payable with respect to the CVRs in accordance with the terms of this Agreement.

                  SECTION 2.02. Reservation of Class A Common Shares. The Company shall be permitted to pay any amounts in respect of CVRs in shares of Class A Common Stock pursuant to Section 1.07 only if (i) it has reserved for issuance and delivery upon maturity or early settlement of the CVRs such number of shares of Class A Common Stock as shall be issuable upon maturity or early settlement of the CVRs and (ii) the Investor shall have received an opinion from counsel to the Company, dated the date of such issuance and delivery and addressed to the Investor, in form and substance reasonably acceptable to the Investor, as to the validity of the securities so issued and delivered. All such shares of Class A Common Stock shall be duly authorized and, when issued, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances, and will not have been issued in violation of any preemptive or similar rights.

                  SECTION 2.03. Antimanipulation. (a) During the period commencing 180 calendar days prior to the Maturity Date and ending on the date that is 30 trading days prior to the Maturity Date (the "Limited Sale Period"), in addition to any restrictions on sales arising under the federal securities laws or other applicable laws, the Investor shall not, and shall not permit any of its subsidiaries or controlled affiliates to, sell (including any constructive sale by means of a hedging, derivative or similar transaction) shares of Class A Common Stock (i) on any trading day (x) on which the opening bid with respect to the Class A Common Stock is lower than the closing price on the preceding trading day by 2% or more or $0.50 or more, whichever is more restrictive or (y) in an amount greater than the sum of (I) 3.75% of the trading volume of the Class A Common Stock on the preceding trading day and (II) 3.75% of the trading volume of the Class A Common Stock during the first half of the trading day on the date of sale or (ii) during the last hour of trading on any trading day. In addition, all sales of Class A Common Stock by the Investor and its subsidiaries and controlled affiliates during the Limited Sale Period (i) shall comply with the volume limitations required by Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), (ii) shall be effected by means of "brokers' transactions" (as such term is used in Rule 144 under the Securities Act), (iii) shall not constitute the opening transaction in the security on any trading day and (iv) shall not be at a price that is less than the prevailing market price (the lowest current independent published bid).

                  (b) During the period commencing 30 trading days prior to the Maturity Date and ending on the Maturity Date (the "Restricted Period"), (i) the Investor shall not, and shall not permit any of its subsidiaries or controlled affiliates to, sell (including any constructive sale by means of a hedging, derivative or similar transaction), in open market transactions, privately negotiated transactions or otherwise, any Class A Common Stock and (ii) the Company shall not, and shall not permit any of its subsidiaries or controlled affiliates to, repurchase or redeem (or publicly announce an intention or plan to repurchase or redeem), or otherwise acquire, in open market purchases, privately negotiated transactions or otherwise, any Class A Common Stock or Class C common stock, par value $0.01 per share, of the Surviving Corporation (the "Class C Common Stock"), or any securities convertible into or exchangeable for, Class A Common Stock or Class C Common Stock, other than privately negotiated repurchases or redemptions of Class C Common Stock.

                  (c) Notwithstanding anything to the contrary in this Section 2.03, the Investor and its affiliates shall be permitted to sell Class A Common Stock (i) during the Restricted Period or (ii) in an amount greater than that permitted during the Limited Sale Period, in each case if the Investor gives the Company at least 3 business days prior notice of its intention to do so. Upon the first to occur of any sales that are the subject of such notice or any such sales for which notice is not provided in violation of this Section 2.03(c), all of the CVRs then outstanding and this Agreement shall thereupon automatically terminate and become null and void without any further action on the part of any party hereto, and the holders thereof and the parties hereto shall have no further rights with respect thereto or hereto.

                  SECTION 2.04. Certain Notices. (a) Subject to Section 2.03(c), as soon as practicable after the Investor or any of its wholly owned subsidiaries has sold, transferred or otherwise disposed of any Class A Common Stock, the Investor shall inform the Company of such sale, transfer or other disposition by written notice in substantially the form attached as Exhibit A hereto. Schedule I hereto shall thereupon be adjusted to reduce the number of outstanding CVRs in accordance with Section 1.04.

                  (b) Whenever an adjustment is made pursuant to Section 1.06, the Company shall promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment and shall as promptly as practicably thereafter deliver such certificate to the Investor. Any such adjustment absent manifest error shall be final and binding on the Company and the Investor. Schedule I hereto shall thereupon be adjusted to indicate the number of outstanding CVRs after giving effect to such subdivision, combination or change, and to indicate the Reference Price then in effect.

                  (c) If an early termination of the CVRs occurs pursuant to, and in accordance with, the provisions of Section 1.05, the Company shall promptly provide the Investor with written notice of such occurrence, together with all information reasonably necessary for the Investor to confirm such occurrence.

                  (d) Notwithstanding anything to the contrary in this Section 2.04, any reduction in the number of outstanding CVRs in accordance with Section 1.04, any adjustment to the number of outstanding CVRs or the Reference Price in accordance with Section 1.06, or any early termination of the CVRs in accordance with Section 1.05 shall, in each case, automatically occur upon the happening of the event giving rise to such reduction, adjustment or termination, regardless of whether the Company has received or given notice of such event or revised Schedule I as provided for in this Section 2.04.

                                  ARTICLE III

              Remedies of the Holders of CVRs on Event of Defaults

                  SECTION 3.01. Event of Default Defined; Acceleration of Maturity. "Event of Default", with respect to CVRs, means any one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) the Company shall default in the payment of all or any part of the amounts payable in respect of the CVRs as and when the same shall become due and payable either at the Maturity Date, or the Change of Control Date or otherwise; or

                  (b) a court of competent jurisdiction shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 days; or

                  (c) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property, or make any general assignment for the benefit of creditors.

If an Event of Default occurs and is continuing, then, and in each and every such case, unless all of the CVRs shall have already become due and payable or have expired or terminated, the Investor by notice in writing to the Company may declare all CVRs then outstanding to be due and payable immediately (the date of such notice being the "Default Payment Date"), and upon any such declaration the Default Amount (as defined below) for each such CVR shall become immediately due and payable and, thereafter, shall bear interest, calculated at the interest rate from time to time announced by Citibank, N.A., as its prime rate plus 2%, until payment is made to the Investor on behalf of the holders of all CVRs then outstanding, and, upon the payment in full of any such amount, all of the CVRs then outstanding and this Agreement shall thereupon automatically terminate and become null and void without any further action on the part of any party hereto, and the holders thereof and the parties hereto shall have no further rights with respect thereto or hereto. The term "Default Amount" shall mean (i) with respect to an Event of Default described in clause (a) of the first sentence of this
Section 3.01, the amount (payable as set forth in Section 1.07) that shall have become due and payable at the Maturity Date or the Change of Control Date, as the case may be and (ii) with respect to an Event of Default described in clauses (b) or (c) of the first sentence of this Section 3.01, the amount (payable as set forth in Section 1.07), if any, as determined by the Company (which determination absent manifest error shall be final and binding on the Company and the Investor), by which (x) the Reference Price exceeds (y) the 20-Day Average Price (with the 20-Day Average Price calculated as if the Default Payment Date were the Maturity Date), subject to the Payment Cap.

                  SECTION 3.02. Remedies Cumulative; Delay or Omission Not Waiver of Default. No right or remedy herein conferred upon the Investor is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. No delay or omission of the Investor to exercise any right or power accruing upon any Event of Default occurring and continuing as set forth in Section 3.01 shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein.

                                   ARTICLE IV

                      Other Change of Control Transactions

                  SECTION 4.01. Company May Merge, Etc. (a) If at any time prior to the beginning of the Protection Period the Company proposes to enter into a Change of Control Transaction in which the capital stock of the Company is exchanged for or changed into other stock or securities or the Investor does not make an Acceleration Election pursuant to Section 1.03 in connection with a Change of Control Transaction during the Protection Period, the Company shall not consummate such Change of Control Transaction, unless:

                  (i) the surviving person in such Change of Control Transaction, or any ultimate parent thereof, if not the Company (the "Surviving Person"), is a corporation, partnership or trust organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and expressly assumes the obligation to pay all amounts payable in respect of the CVRs and the performance of every covenant of this Agreement on the part of the Company to be performed or observed;

                  (ii) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Surviving Person, the Company or any subsidiary of the Surviving Person or the Company as a result of such transaction as having been incurred by the Surviving Person, the Company or such subsidiary at the time of such transaction, no Event of Default shall have happened and be continuing; and

                  (iii) the Company has delivered to the Investor a certificate signed by the chief executive officer or the chief financial officer of the Company in his or her capacity as such an officer stating that such Change of Control Transaction complies with this Article IV and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  (b) Nothing in this Section 4.01 shall affect the right of the Investor to make an Acceleration Election pursuant to Section 1.03 with respect to any Change of Control Transaction proposed during the Protection Period, and, if the Investor does not make such an Acceleration Election, the provisions of
Section 1.06 shall apply to such Change of Control Transaction in accordance with their terms.

                  SECTION 4.02. Successor Substituted. Upon the consummation of any Change of Control Transaction in accordance with Section 4.01 in which the Company is not the surviving person in such Change of Control Transaction or the ultimate parent thereof, the Surviving Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if the Surviving Person had been named as the Company herein and, thereafter, the predecessor person shall be relieved of all obligations and covenants under this Agreement and the CVRs.

                  SECTION 4.03. Termination. This Agreement shall terminate and be of no further force and effect without any further action on the part of any party hereto automatically upon the termination of all outstanding CVRs in accordance with the terms hereof.

                                    ARTICLE V

                               General Provisions

                  SECTION 5.01. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand or facsimile, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows:

                (i) if to the Investor,

                             Vivendi Universal
                             42, Avenue de Friedland
                             75380 Paris Cedex 08
                             France
                             Fax: 33-1-7171-1414

                             Attention: Mr. Guillaume Hannezo

                with a copy to:

                             Cravath, Swaine & Moore
                             Worldwide Plaza
                             825 Eight Avenue New York, NY 10019
                             United States
                             Fax: 212-474-3700

                             Attention: Faiza J. Saeed; and

                (ii) if to the Company,

                             EchoStar Communications Corporation
                             5701 South Sante Fe Drive
                             Littleton, CO 80120
                             Fax: 303-723-1699

                             Attention: David K. Moskowitz, General Counsel

                with a copy to:

                             Sullivan & Cromwell
                             125 Broad Street
                             New York, NY 10004
                             Fax: 212-558-3588

                             Attention: Francis J. Aquila and John J. O'Brien

                  SECTION 5.02. Interpretation; Exhibits and Schedules; Certain Definitions. (a) The headings contained in this Agreement, in any Annex, Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All Annexes, Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Annex, Schedule or Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement. When a reference is made in this Agreement to a Section, Annex, Exhibit or Schedule, such reference shall be to a Section of, or an Annex, Exhibit or Schedule to, this Agreement unless otherwise indicated.

                  (b) For all purposes hereof:

                  "affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person.

                  "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

                  "including" means including, without limitation.

                  "person" means any individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

                  "subsidiary" of any person means another person, an amount of the voting securities, other voting rights or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person.

                  SECTION 5.03. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

                  SECTION 5.04. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

                  SECTION 5.05. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York regardless of the laws that might otherwise apply under applicable principles of law thereof.

                  SECTION 5.06. Amendments and Waivers. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. By an instrument in writing, the Investor, on the one hand, or the Company, on the other hand, may waive compliance by the other with any term or provision of this Agreement that such other party was or is obligated to comply with or perform.

                  IN WITNESS WHEREOF, the Company and the Investor have duly executed this Agreement as of the date first written above.

                                         ECHOSTAR COMMUNICATIONS
                                           CORPORATION,



                                         By:         /s/ David K. Moskowitz
                                                  ------------------------------
                                                  Name: David K. Moskowitz
                                                  Title: Senior Vice President
                                                         and General Counsel


                                         VIVENDI UNIVERSAL, S.A.,



                                         By:         /s/ Jean-Marie Messier
                                                  ------------------------------
                                                  Name: Jean-Marie Messier
                                                  Title: Chairman and Chief
                                                         Executive Officer

                                                                       EXHIBIT A

                             FORM OF NOTICE OF SALE

                  On [insert date], the Investor sold [insert number] shares of Class A Common Stock, which shares were issued to the Investor upon the conversion of shares of Preferred Stock or upon consummation of the Merger. The number of CVRs held by the Investor as indicated on Schedule I to the Contingent Value Rights Agreement dated as of /o/, between EchoStar Communications Corporation and Vivendi Universal, S.A. (the "CVR Agreement") should, accordingly, be reduced by the number of shares of Class A Common Stock indicated above as having been sold, in accordance with Section 1.04 of the CVR Agreement. Terms used but not defined herein have the meanings ascribed thereto in the CVR Agreement.

                                                   Very truly yours,

                                                   VIVENDI UNIVERSAL, S.A.,

                                                   by
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                                      SCHEDULE I





                                OUTSTANDING CVRs

I.       Initial CVR Amount:  57,604,790


II.      Adjustments


 Adjustments for        Date of      Number of Shares of      Adjustments
Sales of Class A       Notice of       Class A Common         Pursuant to         Number of CVRs        Reference
   Common Stock          Sale            Stock Sold          Section 1.06          Outstanding           Price
----------------       ---------     -------------------     ------------         --------------        ----------

